Inventory	12 Months Ended
Dec. 31, 2024
Inventory
Inventory

3. Inventory

Inventories are stated at the lower of average cost or net realizable value and consist of the following:

	December 31,	December 31,
	2024	2023
Raw materials	$3,737	$—
Work in process	7,069	—
Inventory	$10,806	$—

Recognized as:
Inventory	$241	$—
Other assets	10,565	—

Prelaunch Inventory

As of December 31, 2024, we capitalized costs of $10.8 million associated with the production of YUTREPIA as a result of our determination that regulatory approval and subsequent commercialization is probable, and we also expect future economic benefit from the sales of YUTREPIA to be realized.

Amounts recognized as Other Assets are comprised entirely of raw materials and work in process inventories not expected to be sold within one year of the balance sheet date.